CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2018
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2018	2017
Total debt (Note 12)	$1,260.9	$1,255.4
Less: cash and cash equivalents	(611.5)	(504.7)
Net debt	$649.4	$750.7
Equity	2,366.6	2,081.0
Total net debt plus equity	$3,016.0	$2,831.7
Net debt: equity	22:78	27:73